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                                                           EXHIBIT (10)(E)-(1)


                            ELECTRO RENT CORPORATION

                             1996 STOCK OPTION PLAN


         1.  PURPOSE.

             The Plan is intended to provide incentive to key employees and directors of the Corporation and its Subsidiaries and to key consultants, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries and to attract new employees with outstanding qualifications.

         2.  DEFINITIONS.

             (a) "Board" shall mean the Board of Directors of the Corporation.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (c) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

             (d) "Common Stock" shall mean the Common Stock of the Corporation without par value.

             (e) "Corporation" shall mean Electro Rent Corporation, a California corporation.

             (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of Disability shall be by a doctor or doctors acceptable to the Corporation.

             (g) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations there under) by the Corporation or a Subsidiary.

             (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Committee, at which an Option may be exercised.

             (i) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:





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                     (1)  If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                     (2) If the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

                     (3) If neither (1) nor (2) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

             (j)  "Incentive Stock Option" shall mean an option described in
Section 422 of the Code.

             (k) "Nonstatutory Stock Option" shall mean an option not described in Section 422 of the Code.

             (l) "Option" shall mean any stock option granted pursuant to the Plan.

             (m) "Optionee" shall mean an Employee or other person who has received an Option.

             (n) "Plan" shall mean this Electro Rent Corporation 1996 Stock Option Plan, as it may be amended from time to time.

             (o) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

             (p) "Retirement" shall mean the voluntary termination of employment by an Employee on or after the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

             (q) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

             (r) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         3.  EFFECTIVE DATE.

             The Plan was adopted by the Board effective April 18, 1996, subject to the approval of the Corporation's shareholders pursuant to Section 14 hereof.





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         4.  ADMINISTRATION.

             The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three (3) members of the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

             The Committee shall from time to time at its discretion select the Employees, directors and consultants who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options as Incentive Stock Options or Non statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. A Committee member shall in no event participate in any determination relating to Options held by or to be granted to such Committee member. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5.  PARTICIPATION.

             (a)  Eligibility.

             The Optionees shall be such persons as the Committee may select from among the following classes of persons, subject to the terms and conditions of (b) below:

                       (i) Employees (who may be officers, whether or not they are directors);

                      (ii)  Directors of the Corporation or of a Subsidiary;
and

                     (iii) Consultants engaged by the Corporation or a Subsidiary.

             For purposes of this Plan, an Optionee who is a director or a consultant shall be deemed to be an Employee, and service as a director or consultant shall be deemed to be employment, except that no





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Incentive Stock Option may be granted to a non-Employee director or non-Employee consultant.

             (b)  Ten-Percent Shareholders.

             An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

             (c)  Stock Ownership.

             For purposes of (b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

             (d)  Outstanding Stock.

             For purposes of (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         6.  STOCK.

             The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed Three Hundred Twenty-five Thousand (325,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan.
In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to an Option. The limitations established by this
Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.





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         7.  TERMS AND CONDITIONS OF OPTIONS.

             (a)  Stock Option Agreements.

             Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

             (b)  Optionee's Undertaking.

             Each Optionee shall agree to remain in the employ of the Corporation or a Subsidiary and to render services for a period of two (2) years from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee in their employ for any period.

             (c)  Number of Shares.

             Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

             (d)  Exercise Price.

             Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

             (e)  Medium and Time of Payment.

             The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price, or (ii) with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee; provided, however, that such note shall have a term of not more than five (5) years and





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shall bear interest at a rate of not less than eight percent (8%) per annum.
The Committee may require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the payment of such note, and the Corporation may retain possession of the stock certificate(s) representing such Shares in order to perfect its security interest.

             In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

             (f)  Term and Nontransferability of Options.

             Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the
Optionee and shall not be assignable or transferable.   In the event of the Op-
tionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

             (g) Termination of Employment (Except by Death, Disability or Retirement).

             If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be cancelled.

             For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.





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             (h)  Death of Optionee.

             If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of (f) above, at any time within twelve (12) months after the Optionee's death by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

             (i)  Disability of Optionee.

             If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve (12) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

             (j)  Retirement of Optionee.

             If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

             (k)  Rights as a Stockholder.

             An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.





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             (l)  Modification, Extension and Renewal of Options.

             Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

             (m)  Sequential Exercise.

             Unless required by law or by the particular stock option agreement, Options may be exercisable with respect to all or any part of the Shares subject thereto without regard to the sequence in which Options were granted to the Optionee (under this Plan or otherwise) to purchase any stock in the Corporation, in a parent or subsidiary of the Corporation, or in any predecessor corporation.

             (n)  Other Provisions.

             The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

             (o)  Formula For Award of Options to Non-Employee Directors.

             Each non-employee director shall receive Options for 10,125 Shares the first year of his or her incumbency as a director of the Corporation, and shall receive Options for 6,750 Shares the second year of his or her incumbency as a Director of the Corporation; provided, however, that no such director shall receive Options for more than 16,875 Shares, and all such directors in the aggregate shall not receive Options for more than 84,375 Shares. Such Options shall be granted automatically on the day of the annual meeting of shareholders of the Corporation commencing with the annual meeting of shareholders being held on October 3, 1996. The Exercise Price of each Option so granted shall be the Fair Market Value on the date of grant. The provisions of this subsection may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.





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         8.  $100,000 PER YEAR LIMITATION.

             To the extent that the aggregate Fair Market Value (determined as of the time the Option with respect to such Stock is granted) of Stock with respect to which Incentive Stock Options (determined without regard to this Section) are exercisable for the first time by the Optionee during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. Unless at the time of exercise the Optionee specifies otherwise in writing, the Optionee shall be deemed first to have exercised Incentive Stock Options to the fullest extent permitted by law.

         9.  TERM OF PLAN.

             Options may be granted pursuant to the Plan until the expiration of the Plan on April 17, 2006.

        10.  RECAPITALIZATIONS.

             Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

             Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation otherwise provides.

             To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.





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             Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

             The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        11.  SECURITIES LAW REQUIREMENTS.

             (a)  Legality of Issuance.

             No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                       (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from the registration requirements thereof;

                      (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                     (iii) any other applicable provision of state or Federal law has been satisfied.

             Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under





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the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                 "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

             (c)  Registration or Qualification of Securities.

             The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

             (d)  Exchange of Certificates.

             If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

             12.  AMENDMENT OF THE PLAN.

             The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without





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the approval of the Corporation's stockholders, no such revision or amendment shall:

                     (a)  Increase the number of Shares subject to the Plan;

                     (b) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

                     (c)  Amend this Section 12 to defeat its purpose.

             13.  APPLICATION OF FUNDS.

             The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

             14.  APPROVAL OF STOCKHOLDERS.

             The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan, and in no event later than December 31, 1996. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 shall also be subject to approval by the Corporation's stockholders.

             15.  EXECUTION.

             To record the adoption of the Plan by the Board on April 18, 1996, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

                                       ELECTRO RENT CORPORATION



                                       By
                                          --------------------------------
                                                           President


                                       By
                                          --------------------------------
                                                           Secretary


[Seal]





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